UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2012

Tengion, Inc.
(Exact name of registrant as specified in its charter)

001-34688
(Commission File Number)

Delaware	20-0214813
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3929 Westpoint Blvd., Suite G
Winston-Salem, PA 27103
(Address of principal executive offices, with zip code)

(336) 722-5855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 26, 2012, Tengion, Inc. (the “Company”) issued a press release providing financial results for the fourth quarter and year ended December 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01 Other Events

On March 26, 2012, the Company issued a press release providing an update on the Company’s preclinical and clinical development programs.  A copy of the press release is filed herewith as Exhibit 99.2 and is incorpated herein by reference.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits.

99.1  Tengion, Inc. Press Release, dated March 26, 2012, reporting Fourth Quarter and Full Year 2011 Financial Results

99.2  Tengion, Inc. Press Release, dated March 26, 2012, providing Business Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENGION, INC.

Date: March 26, 2012	By: /s/ A. Brian Davis
Chief Financial Officer and Vice President, Finance

Exhibit Index

Exhibit No.	Description
99.1	Tengion, Inc. Press Release, dated March 26, 2012, reporting Fourth Quarter and Full Year 2011 Financial Results
99.2	Tengion, Inc. Press Release, dated March 26, 2012, providing Business Update